EXHIBIT 99.1

Worthington Industries Announces Leadership Teams for New Worthington and Worthington Steel and Related Activities

COLUMBUS, Ohio, Feb. 02, 2023 (GLOBE NEWSWIRE) -- Worthington Industries, Inc. (NYSE: WOR), a leading industrial manufacturing company, today announced the senior leadership teams for New Worthington and Worthington Steel, effective upon completion of Worthington’s planned separation of the Steel Processing business.

Worthington President and CEO Andy Rose said, “This announcement represents another important step forward in our Worthington 2024 plan. The leadership teams of New Worthington and Worthington Steel reflect the unique focus and strategic priorities of each company, and the leaders named will bring highly relevant industry and functional expertise to their roles. Importantly, these leaders will carry forward our people-first Philosophy, winning culture and the Worthington Business System driven by innovation, transformation and acquisitions for the benefit of each company’s shareholders, customers and employees.”

New Worthington Leadership Team

New Worthington will be a market-leading company with premier brands in attractive end markets in Consumer Products, Building Products and Sustainable Energy Solutions. In addition to President and CEO Andy Rose, the New Worthington leadership team will comprise the following:

  Joe Hayek, Executive Vice President and Chief Financial and Operations Officer: Hayek has been with Worthington since 2014 and was named vice president and chief financial officer in November 2018. Prior to Worthington, Hayek held leadership roles at PCM, Inc. and spent 10 years in investment banking with Raymond James.

  Eric Smolenski, President, Building Products and Sustainable Energy Solutions: Smolenski joined Worthington Industries in 1994 and has served in several leadership roles across the organization including vice president of Human Resources, Chief Information Officer and president of Pressure Cylinders. He was named president of Building Products and Sustainable Energy Solutions in June 2021.

  Steve Caravati, President, Consumer Products: Since joining Worthington over 17 years ago, Caravati has taken on several roles within Worthington’s Consumer Products business, including national account manager, director of sales, product director, business director and general manager. He was named president of Consumer Products in June 2021.

  Sonya Higginbotham, Senior Vice President and Chief of Corporate Affairs, Communications and Sustainability: Higginbotham joined Worthington in 1997 and in 1999 helped form Worthington’s Corporate Communications department. She was named vice president of Corporate Communications and Brand Management in September 2018 and leads Worthington’s internal and external communications, brand strategy, marketing, government relations, philanthropic activities and most recently, sustainability initiatives.

Worthington Steel Leadership Team

Following the separation, Worthington Steel will be a best-in-class, value-added steel processor and producer of electrical steel laminations and automotive lightweighting solutions, positioned to capitalize on expanding opportunities in electrification, sustainability and infrastructure spending. In addition to President and CEO Geoff Gilmore, the Worthington Steel leadership team will comprise the following:

  Tim Adams, Vice President and Chief Financial Officer: Adams joined Worthington as a financial analyst in 1998 and has served in multiple roles of increasing responsibility in the Financial Planning and Analysis group. He was named vice president of Strategy and Corporate Development for the Steel Processing business in 2012 and is responsible for strategic planning as well as mergers and acquisitions and business development.

  Jeff Klingler, Executive Vice President and Chief Operating Officer: Klingler first joined Worthington in 1992 starting on the production floor before rising up the sales ranks. After 15 years with Worthington, he left to join Banner Service Corporation as vice president of Sales, Marketing and Procurement. He returned to Worthington in 2014 and led the creation of Steel Processing’s supply chain solutions strategic business unit. In May 2019, Klingler was named president of Steel Processing.

As previously announced, the Worthington 2024 plan will result in two independent, publicly traded companies that are more specialized and fit-for-purpose, with enhanced prospects for growth and value creation. Worthington plans to effect the separation via a distribution of stock of the Steel Processing business, which is expected to be tax-free to shareholders for U.S. federal income tax purposes. Worthington remains on track to complete the separation by early 2024, subject to, among other things, general market conditions, finalization of the capital structure of the two companies, completion of steps necessary to qualify the separation as a tax-free transaction, receipt of regulatory approvals and final approval by the Company’s Board of Directors. A dedicated area of the Company’s website will have more information as it is available at www.WorthingtonIndustries.com/W24.

Related Worthington 2024 Activities: Commitment to Setting Science-Based Targets for GHG Emissions Reduction

The Company also today announced that New Worthington and Worthington Steel will each set its own greenhouse gas (GHG) emissions reduction targets aligned with a 1.5 degree Celsius science-based target, with a goal to achieve net-zero emissions by 2050. In connection with this commitment, Worthington will delay setting reduction targets and applying to the Science Based Targets initiative (SBTi). New Worthington and Worthington Steel will instead apply as independent companies following the completion of the planned separation. Each company will conduct an environmental, social and governance (ESG) materiality assessment and assessments of Scopes 1, 2 and 3 calculations, which will be used to establish emissions reduction targets and determine priorities for future action.

About Worthington Industries
Worthington Industries (NYSE:WOR) is a leading industrial manufacturing company pursuing its vision to be the transformative partner to its customers, a positive force for its communities and earn exceptional returns for its shareholders. For over six decades, the Company has been delivering innovative solutions to customers spanning industries such as automotive, energy, retail and construction. Worthington is North America’s premier value-added steel processor and producer of laser welded solutions and electrical steel laminations that provide lightweighting, safety critical and emission reducing components to the mobility market. Through on-board fueling systems and gas containment solutions, Worthington serves the growing global hydrogen ecosystem. The Company’s focus on innovation and manufacturing expertise extends to market-leading consumer products in tools, outdoor living and celebrations categories, sold under brand names, Coleman®, Bernzomatic®, Balloon Time®, Level5 Tools®, Mag Torch®, Well-X-Trol®, General®, Garden-Weasel®, Pactool International® and Hawkeye™; as well as market leading building products, including water systems, heating & cooling solutions, architectural and acoustical grid ceilings and metal framing and accessories.

Headquartered in Columbus, Ohio, Worthington operates 52 facilities in 15 states and nine countries, sells into over 90 countries and employs approximately 9,500 people. Founded in 1955, the Company follows a people-first Philosophy with earning money for its shareholders as its first corporate goal. Relentlessly finding new ways to drive progress and transform, Worthington is committed to providing better solutions for customers and bettering the communities where it operates by reducing waste, supporting community-based non-profits and developing the next generations of makers.

Safe Harbor Statement
The Company wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements by the Company relating to the ever-changing effects of the novel coronavirus (“COVID-19”) pandemic and the various responses of governmental and nongovernmental authorities thereto (such as fiscal stimulus packages, quarantines, shut downs and other restrictions on travel and commercial, social or other activities) on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers; future or expected cash positions, liquidity and ability to access financial markets and capital; outlook, strategy or business plans; the intended separation of the Company’s Steel Processing business (the “Separation”); the timing and method of the Separation; the anticipated benefits of the Separation; the expected financial and operational performance of, and future opportunities for, each of the two independent, publicly-traded companies following the Separation; the tax treatment of the Separation transaction; the leadership of each of the two independent, publicly-traded companies following the Separation; future or expected growth, growth potential, forward momentum, performance, competitive position, sales, volumes, cash flows, earnings, margins, balance sheet strengths, debt, financial condition or other financial measures; pricing trends for raw materials and finished goods and the impact of pricing changes; the ability to improve or maintain margins; expected demand or demand trends for the Company or its markets; additions to product lines and opportunities to participate in new markets; expected benefits from transformation and innovation efforts; the ability to improve performance and competitive position at the Company’s operations; anticipated working capital needs, capital expenditures and asset sales; anticipated improvements and efficiencies in costs, operations, sales, inventory management, sourcing and the supply chain and the results thereof; projected profitability potential; the ability to make acquisitions and the projected timing, results, benefits, costs, charges and expenditures related to acquisitions, joint ventures, headcount reductions and facility dispositions, shutdowns and consolidations; projected capacity and the alignment of operations with demand; the ability to operate profitably and generate cash in down markets; the ability to capture and maintain market share and to develop or take advantage of future opportunities, customer initiatives, new businesses, new products and new markets; expectations for Company and customer inventories, jobs and orders; expectations for the economy and markets or improvements therein; expectations for generating improving and sustainable earnings, earnings potential, margins or shareholder value; effects of judicial rulings; and other non-historical matters constitute “forward-looking statements” within the meaning of the Act. Forward-looking statements may be characterized by terms such as “believe,” “expect,” “anticipate,” “may,” “could,” “should,” “would,” “intend,” “plan,” “will,” “likely,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seek,” “foresee” and similar expressions. Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, those that follow: obtaining final approval of the Separation by the Worthington Industries, Inc. Board of Directors; the uncertainty of obtaining regulatory approvals in connection with the Separation, including rulings from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the Separation on a timely basis, or at all; the Company’s ability to successfully separate the two independent companies and realize the anticipated benefits of the Separation; the risks, uncertainties and impacts related to the COVID-19 pandemic – the duration, extent and severity of which are impossible to predict, including the possibility of future resurgence in the spread of COVID-19 or variants thereof – and the availability, effectiveness and acceptance of vaccines, and other actual or potential public health emergencies and actions taken by governmental authorities or others in connection therewith; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from COVID-19, the actions taken in connection therewith and the implementation of related fiscal stimulus packages; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates and economic recession, and with respect to the ability of financial institutions to provide capital; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing oil prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of the COVID-19 pandemic and Russia’s invasion of Ukraine); effects of sourcing and supply chain constraints; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages (especially in light of the COVID-19 pandemic), interruption in utility services, civil unrest, international conflicts (especially in light of Russia’s invasion of Ukraine), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company’s markets; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability considerations or regulations; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Act of 2021, and the Dodd-Frank Wall Street Reform and the Consumer Protection Act of 2010; the effect of healthcare laws in the United States and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effects of tax laws in the United States and potential changes for such laws, which may increase the Company’s costs and negatively impact the Company’s operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of Worthington Industries, Inc. with the States Securities and Exchange Commission, including those described in “Part I – Item 1A. – Risk Factors” of the Annual Report on Form 10-K of Worthington Industries, Inc. for the fiscal year ended May 31, 2022.

Contacts:
SONYA L. HIGGINBOTHAM
VP, CORPORATE COMMUNICATIONS AND BRAND MANAGEMENT
614.438.7391 | sonya.higginbotham@worthingtonindustries.com

MARCUS A. ROGIER
TREASURER AND INVESTOR RELATIONS OFFICER
614.840.4663 | marcus.rogier@worthingtonindustries.com

200 Old Wilson Bridge Rd. | Columbus, Ohio 43085
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